EARNINGS (LOSS) PER SHARE (Tables)	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
SCHEDULE OF BASIC AND DILUTED NET LOSS PER SHARE

	For the Six Months Ended June 30,
	2026	2025
Net income (loss) attributable to common shareholders	$(7,876)	$20,115
Weighted average common shares outstanding – Basic and diluted	45,518,000	45,518,000
Earnings (loss) per common share – basic and diluted	$(0.00)	$0.00